Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	3,142.86
Total Transaction Valuation	22,757,887.80
Total Offset Amount	0.00
Net Fee	$ 3,142.86